T. Rowe Price Mid-Cap Value Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

The fund currently has the following investment policy:

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in companies whose market capitalization (number of shares outstanding multiplied by share price), at the time of purchase, falls within the range of the companies in either the S&P MidCap 400 Index or the Russell Midcap Value Index.

Effective March 1, 2025, this investment policy will be replaced with the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of mid-cap companies with value characteristics.

The date of this supplement is December 27, 2024.

F115-041 12/27/24